UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Akumin Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. AKUMIN INC. c/o Continental Proxy Services 1 State Street, New York NY 10004 Akumin Inc. 8300 W. Sunrise Boulevard Plantation, Florida NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on June 7, 2023 *Stockholders are cordially invited to attend the Virtual 2023 Annual Meeting and vote during the meeting. Dear Stockholder, The 2023 Annual Meeting of Stockholders of Akumin Inc. (the “Company”), will be held virtually over the internet using the link, https://www.cstproxy.com/akumin/2023, on Wednesday, June 7, 2023, at 11:00 AM Eastern Time. Proposals to be considered at the Annual General Meeting: 1. To elect the ten directors named in the Company’s Proxy Statement to serve until the end of the next annual meeting of stockholders or earlier on death, resignation, or removal; 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, subject to the Audit Committee’s discretion to select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders; 3. To approve an amendment to the Company’s Certificate of Incorporation to implement, at the discretion of the Company’s board of directors at any time prior to the 2024 annual meeting of stockholders, a reverse stock split of the issued and outstanding shares of common stock, par value $0.01, in a range of not less than one-for-two shares and not more than one-for-four shares; 4. To approve a restatement to the Company’s Amended and Restated Stock Option Plan; and    5. To approve a restatement to the Company’s Amended and Restated Restricted Share Unit Plan. The Board of Directors recommends a vote “FOR” all nominees under Proposal 1, and “FOR” Proposals 2, 3, 4 and 5. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Vote during the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically during the annual meeting. To attend the annual meeting, visit: https://www.cstproxy.com/akumin/2023 Vote Your Proxy on the Internet: Go to https://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. The Proxy Materials are available for review at: https://www.cstproxy.com/akumin/2023 CONTROL NUMBER

Akumin Inc. 8300 W. Sunrise Boulevard Plantation, Florida Important Notice Regarding the Availability of Proxy Materials For the 2023 Annual Meeting of Stockholders to be Held On June 7, 2023 The following Proxy Materials are available to you to review at: https://www.cstproxy.com/akumin/2023 - the Company’s Annual Report for the year ended December 31, 2022; - the Company’s Proxy Statement for the 2023 Annual Meeting; - the Proxy Card for the 2023 Annual Meeting; and - any amendments to the foregoing materials that are required to be furnished to stockolders. This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 26, 2023 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-266-6791, or By logging on to https://www.cstproxy.com/akumin/2023 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line.